SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      --------------------------------------


        Date of Report (Date of earliest event reported): March 4, 1998



                            SHERIDAN HEALTHCARE, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                      000-26260               04-3252967
(State or other jurisdiction     (Commission file number)     (IRS employer
        of incorporation)          identification no.)


           4651 Sheridan Street, Suite 400, Hollywood, Florida 33021
              (Address of principal executive offices) (Zip Code)

                                 (954) 987-5822
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition of Assets.

     On March 5, 1998, Sheridan Healthcorp, Inc., a wholly-owned subsidiary of Sheridan Healthcare, Inc., entered into a long-term Management Services Agreement (the "Management Agreement") with Michael Cavenee, M.D., P.A. ("Cavenee P.A."), Kenneth Trimmer, M.D., P.A. ("Trimmer P.A." and, together with Cavenee P.A., "Perinatology"), and Michael R. Cavenee, M.D. and Kenneth J. Trimmer, M.D., the sole stockholders of Cavenee P.A. and Trimmer P.A., respectively. In addition, pursuant to the terms of separate Purchase Option Agreements, each dated March 4, 1998, between Sheridan Healthcare, Inc. (the "Company") and each of (i) Cavenee P.A. and Dr. Cavenee and (ii) Trimmer P.A. and Dr. Trimmer (together, the "Purchase Option Agreements"), the Company acquired options for it or its legally qualified designee or designees to purchase at any time the stock of Cavenee P.A. and Trimmer P.A., respectively, each for an exercise price of $100.00. Copies of the Management Agreement and the Purchase Option Agreements are attached as exhibits hereto and are expressly incorporated by reference herein.

     In addition, on March 4, 1998, the Company and its legally qualified designated trustee entered into separate Voting Trust Agreements (the "Voting Trust Agreements") with each of (i) Cavenee P.A. and Dr. Cavenee and (ii) Trimmer P.A. and Dr. Trimmer, pursuant to which the Company's legally qualified designated trustee was granted the sole right to vote all of the capital stock of Cavenee P.A. and Trimmer P.A, respectively. Copies of the Voting Trust Agreements are also attached as exhibits hereto and are expressly incorporated by reference herein.

     Perinatology is a hospital-based perinatology practice which provides services to high-risk obstetric patients in Dallas and the surrounding north Texas area. Also on March 4, 1998, Cavenee P.A. and Trimmer P.A. entered into employment agreements with Drs. Cavenee and Trimmer, respectively, with initial terms of employment of five years and non-competition periods running for two years subsequent to the termination of employment.

     The amount and type of consideration paid by the Company was determined through arm's length negotiations between the parties. The consideration paid to Dr. Cavenee included (i) approximately $1.8 million in cash and (ii) 403,560 shares (the "Cavenee Shares") of the common stock, par value $.01 per share, of the Company (the "Common Stock"). In addition, the Purchase Option Agreement between the Company, Cavenee P.A. and Dr. Cavenee provides that in the event that by March 4, 1999, Dr. Cavenee shall not have received an aggregate of approximately $4.6 million from the sale of all or part of the Cavenee Shares (and/or, at the Company's option, additional issued shares of Common Stock), then the Company shall pay cash to Dr. Cavenee in the amount of any deficit. The Purchase Option Agreement between the Company, Cavenee P.A. and Dr. Cavenee further provides that in the event the sum of the amount of cash received upon the sale of shares of Common Stock (as described above) plus the fair market value (determined based on the average per share closing price of Common Stock on the Nasdaq National Market during the fifteen trading days immediately preceding March 4, 1999) of any Cavenee Shares still held by Dr. Cavenee on March 4, 1999 is less than approximately $9.2 million, the Company will issue to Dr. Cavenee, by March 19, 1999, additional shares of Common Stock such that the total value of cash received and shares of Common Stock held by Dr. Cavenee as of March 4, 1999 is equal to approximately $9.2 million.

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     The  consideration  paid to Dr.  Trimmer  included (i)  approximately  $2.0 million in cash and (ii) 446,040 shares (the "Trimmer Shares") of Common Stock. In addition, the Purchase Option Agreement between the Company, Trimmer P.A. and Dr. Trimmer provides that in the event that by March 4, 1999, Dr. Trimmer shall not have received an aggregate of approximately $5.1 million from the sale of all or part of the Trimmer Shares (and/or, at the Company's option, additional issued shares of Common Stock), then the Company shall pay cash to Dr. Trimmer in the amount of any deficit. The Purchase Option Agreement between the Company, Trimmer P.A. and Dr. Trimmer further provides that in the event the sum of the amount of cash received upon the sale of shares of Common Stock (as described above) plus the fair market value of any Trimmer Shares still held by Dr. Trimmer on March 4, 1999 is less than approximately $10.2 million, the Company will issue to Dr. Trimmer, by March 19, 1999, additional shares of Common Stock such that the total value of cash received and shares of Common Stock held by Dr. Trimmer as of March 4, 1999 is equal to approximately $10.2 million.

     The Company obtained substantially all of the cash portion of the consideration for the Perinatology acquisition from borrowings under its revolving credit facility with NationsBank, National Association.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (a)     Financial Statements of Businesses Acquired.

          The Financial Statements of Perinatology required by this Item will be filed by the Company by amendment of this Current Report on Form 8-K no later than May 18, 1998.


     (b)     Pro Forma Financial Information.

          The Pro Forma Financial Information required by this Item will be filed by the Company by amendment of this Current Report on Form 8-K no later than May 18, 1998.


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Item 7. (cont'd)

     (c)     Exhibits

          2.1Management Services Agreement, dated as of March 5, 1998, by and among Sheridan Healthcorp, Inc., Michael Cavenee, M.D., P.A., Kenneth Trimmer, M.D., P.A., Michael R. Cavenee, M.D. and Kenneth J. Trimmer, M.D.

          2.2Purchase Option Agreement, dated as of March 4, 1998, by and among Sheridan Healthcare, Inc., Michael Cavenee, M.D., P.A. and Michael R. Cavenee, M.D.

          2.3Purchase Option Agreement, dated as of March 4, 1998, by and among Sheridan Healthcare, Inc., Kenneth Trimmer, M.D., P.A. and Kenneth J. Trimmer, M.D.

          4.1Investment and Stockholders' Agreement, dated as of March 4, 1998, by and among Sheridan Healthcare, Inc., Michael R. Cavenee, M.D., and Kenneth J. Trimmer, M.D.

99.1Physician Employment Agreement, dated as of March 4, 1998, by and among Michael R. Cavenee, M.D., and Michael Cavenee, M.D., P.A.

99.2Physician Employment Agreement, dated as of March 4, 1998, by and among Kenneth J. Trimmer, M.D., and Kenneth Trimmer, M.D., P.A.

          99.3Voting Trust Agreement, dated as of March 4, 1998, by and among Sheridan Healthcare, Inc., Michael Cavenee, M.D., P.A., Michael R. Cavenee, M.D. and Gilbert Drozdow, M.D. as Trustee.

          99.4Voting Trust Agreement, dated as of March 4, 1998, by and among Sheridan Healthcare, Inc., Kenneth Trimmer, M.D., P.A., Kenneth J. Trimmer, M.D. and Gilbert Drozdow, M.D. as Trustee.

          99.5Press release, dated March 6, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



                                        SHERIDAN HEALTHCARE, INC.


Dated:         March 4, 1998                       By:    /s/ Michael
Schundler
                                             Michael Schundler
                                             Chief Financial Officer